Exhibit 99

                             JOINT FILER INFORMATION





Name: GSCP (NJ), L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: September 29, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                       GSCP (NJ), L.P.

                                       By GSCP (NJ), Inc., its general partner

                                       By: /s/ MICHAEL R. CAPUTO
                                       -------------------------
                                       Name:  Michael R. Caputo
                                       Title: Attorney-in-fact





                             JOINT FILER INFORMATION





Name: GSCP (NJ), Inc.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: September 29, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                       GSCP (NJ), Inc.

                                       By: /s/ MICHAEL R. CAPUTO
                                       -------------------------
                                       Name:  Michael R. Caputo
                                       Title: Attorney-in-fact




                             JOINT FILER INFORMATION





Name: Greenwich Street Capital Partners, II, L.P.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: September 29, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                       GREENWICH STREET CAPITAL
                                       PARTNERS II, L.P..

                                       By Greenwich Street Investments II,
                                       L.L.C., its general partner

                                       By: /s/ MICHAEL R. CAPUTO
                                       -------------------------
                                       Name:  Michael R. Caputo
                                       Title: Attorney-in-fact




                             JOINT FILER INFORMATION





Name: Greenwich Street Employee Fund, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: September 29, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                       GREENWICH STREET
                                       EMPLOYEES FUND, L.P..

                                       By GSCP (NJ), Inc., its general partner

                                       By: /s/ MICHAEL R. CAPUTO
                                       -------------------------
                                       Name:  Michael R. Caputo
                                       Title: Attorney-in-fact





                             JOINT FILER INFORMATION





Name: Greenwich Fund, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: September 29, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                       GREENWICH FUND, L.P.

                                       By Greenwich Street Investments II,
                                       L.L.C., its general partner

                                       By: /s/ MICHAEL R. CAPUTO
                                       -------------------------
                                       Name:  Michael R. Caputo
                                       Title: Attorney-in-fact





                             JOINT FILER INFORMATION





Name: TRV Executive Fund, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: September 29, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                    TRV EXECUTIVE FUND, L.P.

                                    By Greenwich Street Investments II, L.L.C., its general partner

                                    By: /s/ MICHAEL R. CAPUTO
                                    -------------------------
                                    Name:  Michael R. Caputo
                                    Title: Attorney-in-fact





                             JOINT FILER INFORMATION





Name: Greenwich Street Investments II, L.L.C.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: September 29, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                       GREENWICH STREET
                                       INVESTMENTS II, L.L.C.

                                       By: /s/ MICHAEL R. CAPUTO
                                       -------------------------
                                       Name:  Michael R. Caputo
                                       Title: Attorney-in-fact





                             JOINT FILER INFORMATION





Name: GSCP Offshore Fund, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: September 29, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                    GSCP OFFSHORE FUND, L.P.

                                    By Greenwich Street Investments II, L.L.C., its general partner

                                    By: /s/ MICHAEL R. CAPUTO
                                    -------------------------
                                    Name:  Michael R. Caputo
                                    Title: Attorney-in-fact